SUPPLEMENT DATED MAY 29, 2014
to

PROSPECTUSES DATED MAY 1, 2014
FOR SUN LIFE FINANCIAL MASTERS CHOICE II AND
SUN LIFE FINANCIAL MASTERS FLEX II

and

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS I SHARE
AND SUN LIFE FINANCIAL MASTERS EXTRA II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved a proposal to reorganize the following MFS Variable Insurance Trust II Portfolios (each an “Acquired Fund”) into the corresponding Series (each, an “Acquiring Fund”) of the MFS Variable Insurance Trust I listed in the table below. If an Acquiring Fund is not a current investment option under your Contract, it will be added as an investment option immediately prior to the reorganization.

Acquired Fund		Acquiring Fund
MFS® Value Portfolio	to reorganize into	MFS® Value Series
MFS® Utilities Portfolio	to reorganize into	MFS® Utilities Series

Each of the reorganizations identified in the table above is subject to approval by shareholders at a shareholder’s meeting expected to be held in July, 2014.

If shareholders approve the proposal, all of the assets and liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters 2 (US)                                                                                                                                          5/2014